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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 2000



                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)





               Florida                            33-11059-A                            59-2773602
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    (State or other jurisdiction                  (Commission                          (IRS Employer
          of incorporation)                      File Number)                       Identification No.)

100 Second Avenue South, Suite 1000, St. Petersburg, Florida            33701
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           (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (727) 895-4410
                                                          ----------------


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         (Former name or former address, if changed since last report.)

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ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT. In connection with the
Registrant's acquisition of The Affinity Group, Inc. ("Affinity"), as discussed in Item 2, below, Scott G. Roix, the president of Affinity and its largest shareholder, became the Chairman of the Board and the Chief Executive Officer of the Registrant, and now owns approximately 11% of the voting securities of the Registrant. In addition two former Affinity shareholders, Vance Vogel and Fernur Nihat, now respectively own approximately 7.7% and 6.2% of the voting securities of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. On December 5, 2000, TSIG Newco Inc., a recently formed wholly-owned subsidiary of the Registrant, merged with and into The Affinity Group, Inc. ("Affinity"), resulting in the Registrant owning 100% of Affinity. The Registrant issued an aggregate of 35,000,000 shares of its restricted common stock ("Exchange Shares") pursuant to the November 29, 2000 Agreement and Plan of Reorganization (the "Reorganization" or the "Reorganization Agreement") by and among the Registrant, TSIG Newco, Affinity and the nine shareholders of Affinity. The Registrant has agreed to file a registration statement to register no less than 8,000,000 of the Exchange Shares for resale by the former Affinity shareholders within 90 days of completion of financial statements of Affinity meeting the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act.

In accordance with the Reorganization Agreement, the Registrant entered into a Stock Pledge Agreement with the former Affinity shareholders and executed a UCC-1 financing statement evidencing the security interest. Pursuant to the Reorganization Agreement, the former shareholders may rescind the Reorganization Agreement, return the Exchange Shares and reacquire the Affinity stock if: (i) within 90 days of the completion of financial statements of Affinity meeting the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act, a registration statement including the Exchange Shares is not filed and accepted by the Securities and Exchange Commission; or (ii) a registration statement including the Exchange Shares is timely filed, but the registration statement is not declared effective within 180 days following the completion of financial statements of Affinity meeting the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act. The former Affinity shareholders may return the Exchange Shares and "buy-back" the Affinity shares if, prior to June 1, 2002: (i) the Registrant shall cease to be a publicly traded company or shall cease to trade on the OTC-BB (unless it begins trading on the NASDAQ, AMEX or the New York Stock Exchange within 10 trading days after it ceases to be listed on the OTC-BB) or trading in shares of the Exchange Shares shall be suspended for more than 10 consecutive trading days; (ii) a receiver shall be appointed to take possession of all or substantially all of the assets of the Registrant, or the Registrant executes and delivers a general assignment for the benefit of creditors, or any action is taken or suffered by the Registrant, voluntarily or involuntarily, under any insolvency or bankruptcy or reorganization act or law, except a proceeding filed by a creditor that is dismissed within sixty days of filing, or the Registrant is insolvent or otherwise unable to pay its debts as they become due; (iii) the Registrant enters into any negotiations, letter of intent or agreement to sell or divest itself of the assets or stock of Affinity; (iv) the Registrant takes any steps to encumber, distribute or liquidate the assets or stock of Affinity; (v) the Registrant attempts in any manner to enter into any transaction of any kind that will create a material obligation or debt of Affinity unless the same is approved by Mr. Roix or his successor from Affinity's Key Employees (as defined in the Reorganization Agreement) if Mr. Roix should die, resign or become totally disabled; (vi) except for cause in accordance with the employment agreements, the Registrant attempts to terminate one or more of the Affinity's Key Employees

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without the consent of a majority of Mr. Roix, Vance L. Vogel and Noyan Nihat;
(vii) the Registrant fails to timely file any of the reports required under the Securities Exchange Act; or (viii) any representation or warranty of the Registrant or TSIG Newco contained in the Reorganization Agreement or any covenant of the Registrant or TSIG Newco contained in the Reorganization Agreement shall be materially breached or materially untrue. The Registrant thirty days to remedy any violation after receiving written notice from Affinity or a Affinity shareholder.

In the event of the exercise of the buy-back option, the repurchase price of all of the Affinity shares shall be determined as follows: (i) All unsold Exchange Shares will be returned to the Registrant; (ii) net cash proceeds from Exchange Shares sold, less taxes paid on same, shall be paid to the Registrant in consecutive equal monthly installments, amortized over 60 months with simple annual interest at the New York prime rate in effect on the closing of the buy-back option; (iii) all assets held by Affinity at the effective time of the acquisition of Affinity by the Registrant shall be held by Affinity when returned to the Affinity shareholders upon the closing of the buy-back option;
(iv) new assets acquired by Affinity after the effective time of the acquisition of Affinity by the Registrant and held by Affinity on the closing of the buy-back option, to the extent not offset by new liabilities of Affinity on the closing of the buy-back option, shall be equitably divided between the Registrant and Affinity, and to the extent that the parties cannot agree upon an equitable division, such new assets shall be sold and the net proceeds of sale shall be evenly divided between the Registrant and Affinity; (v) the foregoing notwithstanding, the buy-back option shall become null and void if and when the Affinity shareholders shall receive $25 million in cash from the sale of the Exchange Shares.

As part of the Reorganization, Scott G. Roix was elected as the Registrant's Chairman of the Board of Directors and as Chief Executive Officer. Mr. Roix replaces Robert P. Gordon, who resigned as an officer and director of TSIG, as described in Item 5, below.

As part of the Reorganization Agreement, the Registrant agreed to claim no right to a $820,000 cash reserve created by Affinity prior to the Reorganization, known as the EPX Reserve. Messrs. Roix and Vogel are entitled to withdraw up to $820,000 from the account, beginning on December 27, 2000, based on daily credit card receipts credited to the account.

Pursuant to the three-year Employment Agreement dated December 6, 2000 between Mr. Roix and the Registrant, the Registrant agreed to pay Mr. Roix a base salary of $350,000 per annum. Mr. Roix is eligible to earn an annual cash bonus of up to 100% of his base salary if the Registrant meets certain earnings targets. In addition, Mr. Roix is eligible to receive, on a weekly basis, sales bonuses in the amount of: (i) 9% of Affinity's net collections on sales of mini-vacation packages; (ii) 8.1% of the net amount paid to independent brokers on sales of membership vacation packages and of products and services to members of certain buyers' clubs; and (iii) 17.388% of Affinity's net collections on all sales of Affinity's programs with department stores and discount stores. The Registrant granted Mr. Roix options to purchase up to 4,000,000 shares of the Registrant's common stock at an exercise price of $0.75 per share, 2,000,000 of which are fully vested, 1,000,000 vest on September 1, 2001 and the balance vest on September 2, 2002. The options are exercisable for a five year period on a cashless basis. The Registrant also granted Mr. Roix options to purchase up to 300,000 shares of the Registrant's common stock, vesting over a three year period, at an exercise price of $1.00 per share, and exercisable for a five year period on a cashless basis.

The Registrant also executed employment agreements with six other former Affinity shareholders, and a consulting agreement with a former Affinity consultant.

In connection with options granted pursuant to the above-referenced employment and consulting agreements, the Registrant established a plan of stock-based compensation


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incentives known as the TSIG.com-Affinity Group Stock Plan, dated
December 4, 2000, which covers up to 8,777,456 shares of common stock of the Registrant.

In accordance with the Reorganization Agreement, the Registrant entered into a Personal Guaranty Indemnity Agreement with Mr. Roix and Vance L. Vogel, in which the Registrant agreed to indemnify Messrs. Roix and Vogel from any claims which may arise against Messrs. Roix and Vogel related to personal guaranties made in the course of Affinity's business prior to the Reorganization.

Pursuant to the Reorganization Agreement, the Registrant issued warrants to five persons to purchase a total of 535,000 shares of common stock of the Registrant. The warrants are exercisable beginning March 1, 2001 at $1.00 per share, on a cashless basis, for a period of five years. The Registrant agreed to file a registration statement registering the shares underlying the warrants within 90 days of completion of Affinity financial statements.

DESCRIPTION OF AFFINITY. Affinity is a recognized leader in affinity-based sales solutions and database mining. Affinity strives to develop various sales-based programs that offer the best products, to the most customers, for the lowest customer acquisition costs in the industry. Affinity markets its products in the United States, Europe, Australia, Latin America and Canada. Corporate web sites are at www.TheAffinityGroup.com and www.AffinityHolidays.com.

ITEM 5. OTHER EVENTS.

A. On November 22, 2000, Robert P. Gordon entered into a Separation Agreement with the Registrant, providing for the resignation of Mr. Gordon as an officer and director of the Registrant. The resignation became effective upon the closing of the Reorganization described in Item 2, above. Pursuant to the Separation Agreement, the Registrant assigned its rights and obligations under the December 4, 1998 Employment Agreement between Mr. Gordon and the Registrant to Perch, Inc., a Florida corporation. Pursuant to the Separation Agreement, the Registrant assigned its rights and interests in debts owed to the Registrant by Mr. Gordon, in the aggregate amount of $1,322,066. On November 27, 2000, and as contemplated by the Separation Agreement, the Registrant entered into a Consulting Agreement with Mr. Gordon. The term of the Consulting Agreement commences January 1, 2001 and ends on March 31, 2001.

B. On November 30, 2000, Reliant Interactive Media Corp. announced that Reliant, AsSeenOnTVpc.com, Inc. ("ASOT") and the shareholders of ASOT would not proceed to a closing of an agreement and plan of reorganization by and among the Registrant, Reliant, ASOT the shareholders of ASOT and GeneralSearch.com, Inc. The Registrant has acknowledged the termination of the proposed reorganization and intends no further efforts to complete the transaction at the present time.

C. On December 13, 2000, the Registrant entered into a settlement agreement with Fluid Ventures, Inc. ("Fluid") to settle all matters related to Fluid's complaint filed on October 12, 2000 against the Registrant in connection with the proposed acquisition of the business of Skoodles, Inc. Pursuant to the settlement agreement, the Registrant will issue 450,000 shares of its restricted common stock to Fluid and register the shares for resale by Fluid within six months.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (b) Pro Forma Financial Information. The required pro forma financial information will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

      Exhibit No.         Description
      -----------         -----------
          2.9             Agreement and Plan of Reorganization by and among TeleServices Internet Group Inc., TSIG Newco
                          Inc., The Affinity Group, Inc. and certain shareholders of The Affinity Group, Inc., dated
                          November 29, 2000 (filed herewith).

         10.9             Employment Agreement between the Registrant and Robert P. Gordon dated December 4, 1998.
                          (Incorporated by reference to Exhibit 10.9 of the Registrant's Form 10-KSB for the fiscal year ended December 31, 1998 and filed on March 31, 1999).


         10.23            Stock Pledge Agreement by and among The Affinity Group, Inc., certain shareholders of The Affinity
                          Group, Inc. and TeleServices Internet Group Inc. dated December 4, 2000 (filed herewith).

         10.24            Personal Guaranty Indemnity Agreement by and among TeleServices Internet Group Inc., Scott G. Roix and Vance L. Vogel dated December 5, 2000 (filed herewith).

         10.25            Employment Agreement by and between TeleServices Internet Group Inc. and Scott G. Roix dated
                          December 4, 2000 (filed herewith).

         10.26            TSIG.com-Affinity Group Stock Plan dated December 4, 2000 (filed herewith).

         10.27            Form of Common Stock Purchase Warrant issued pursuant to the Reorganization Agreement (filed herewith).

         10.28            Separation Agreement by and among TeleServices Internet Group Inc., Robert P. Gordon and Perch,
                          Inc. dated November 22, 2000 (filed herewith).

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
      Exhibit No.         Description
      -----------         -----------
         10.29            Consulting Agreement by and between TeleServices Internet Group Inc. and Robert P. Gordon dated
                          November 27, 2000 (filed herewith).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELESERVICES INTERNET GROUP INC

                                       By:  /s/ Scott G. Roix
                                          ---------------------------------
                                          Scott G. Roix, Chief Executive Officer


Date:  December 27, 2000



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EXHIBIT INDEX

      Exhibit No.         Description
      -----------         -----------
          2.9             Agreement and Plan of Reorganization by and among TeleServices Internet Group Inc., TSIG Newco
                          Inc., The Affinity Group, Inc. and certain shareholders of The Affinity Group, Inc., dated
                          November 29, 2000 (filed herewith).

         10.9             Employment Agreement between the Registrant and Robert P. Gordon dated December 4, 1998.
                          (Incorporated by reference to Exhibit 10.9 of the Registrant's Form 10-KSB for the fiscal year ended December 31, 1998 and filed on March 31, 1999).

         10.23            Stock Pledge Agreement by and among The Affinity Group, Inc., certain shareholders of The Affinity
                          Group, Inc. and TeleServices Internet Group Inc. dated December 4, 2000 (filed herewith).

         10.24            Personal Guaranty Indemnity Agreement by and among TeleServices Internet Group Inc., Scott G. Roix and Vance L. Vogel dated December 5, 2000 (filed herewith).

         10.25            Employment Agreement by and between TeleServices Internet Group Inc. and Scott G. Roix dated
                          December 4, 2000 (filed herewith).

         10.26            TSIG.com-Affinity Group Stock Plan dated December 4, 2000 (filed herewith).

         10.27            Form of Common Stock Purchase Warrant issued pursuant to the Reorganization Agreement with
                          Affinity (filed herewith).

         10.28            Separation Agreement by and among TeleServices Internet Group Inc., Robert P. Gordon and Perch,
                          Inc. dated November 22, 2000 (filed herewith).

         10.29            Consulting Agreement by and between TeleServices Internet Group Inc. and Robert P. Gordon dated
                          November 27, 2000 (filed herewith).